UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 19, 2025

TKO Group Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7 th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)
(646)
558-8333
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	TKO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
.

☐

Item 2.02.	Results of Operations and Financial Condition.
As previously disclosed in a Current Report on Form
8-K
filed by TKO Group Holdings, Inc. (the “Company”) on February 28, 2025 (the “Closing Date”), on the Closing Date, the Company and TKO Operating Company, LLC completed the acquisition of the Professional Bull Riders, On Location and IMG businesses from affiliates of Endeavor Group Holdings, Inc. (the “Endeavor Asset Acquisition”).
The Company is filing this Current Report on Form
8-K
(the “Form
8-K”)
solely to provide recast historical audited financial information and related disclosures for the Company with respect to its fiscal years ended December 31, 2023 and 2022 (the “Historical Financial Information”), giving effect to (i) the Endeavor Asset Acquisition as if such transaction had been consummated on January 1, 2022, the beginning of the earliest period presented and (ii) the Company’s adoption of ASU 2023-07,
Improvements to Reportable Segment Disclosures
, retrospective to January 1, 2022.
Except as otherwise stated or the context otherwise requires, this
Form 8-K
(including the exhibits hereto) does not revise or update any section or subsection of the Company’s periodic filings, including the Company’s Annual Reports on
Form 10-K
for the fiscal years ended December 31, 2024, 2023 or 2022, and is not an amendment to, or a restatement of, such filings.

Item 8.01.	Other Events.
The information set forth in Item 2.02 of this Current Report on Form
8-K
is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Recast Historical Financial Information, dated March 19, 2025

101
The following financial statements in this Form
8-K
hereto formatted in Inline Extensible Business Reporting Language (iXBRL): (1) the Combined Balance Sheets; (2) the Combined Statements of Operations; (3) the Combined Statements of Comprehensive (Loss) Income; (4) the Combined Statements of Stockholders’ Equity/Net Parent Investment; (5) the Combined Statements of Cash Flows and (6) the Notes to Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer
Date: March 19, 2025